EXHIBIT 10.27

AMENDMENT # 2 to the

LICENSE AGREEMENT

THIS AMENDMENT #2, is made and effective retroactively to the 1st day of January 2007 (“Amendment #2 Effective Date”), by and between Cubist Pharmaceuticals, Inc. a Delaware corporation having its principal place of business at 65 Hayden Avenue, Lexington, Massachusetts  02421, USA (“Cubist”) and Chiron Healthcare Ireland Ltd. A company organized under the laws of Ireland with offices at United Drug House, Belgard Road, Tallaght, Dublin, Ireland (“Chiron”).

WHEREAS, Chiron and Cubist entered into a License Agreement  effective as of October 3, 2003 with respect to Cubicin® (daptomycin), and as amended by an April 1, 2004 Amendment #1 (the “Agreement”); and

WHEREAS, pursuant to the License Agreement, Cubist granted to Chiron, by itself or through its affiliates, the exclusive right (even to Cubist) to, inter alia, Commercialize the Licensed Products in the Territory, as listed in Exhibit D of the Agreement; and

WHEREAS, the parties hereto now mutually desire to amend, modify and restate certain terms and conditions of the Agreement to, inter alia, add Romania to the territory.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.                                      DEFINITIONS

The definitions set forth in the Agreement are hereby incorporated and utilized for the purposes of this Amendment #2.

2.                                      TERRITORY

The Parties agree that Romania will be added to the Territory.  Exhibit D of the Agreement is hereby deleted and replaced by the new Exhibit D, attached hereto.

3.                                      ENTIRE AGREEMENT

The parties hereby agree that apart from the Exhibit of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect.

The parties agree that this Amendment #2 is intended to form part of the arrangements contained in the Agreement.  The Agreement, as modified by this Amendment #2, constitutes the entire agreement between the parties in relation to the matters contained in this Amendment #2 and the Agreement and supersede all prior and/or contemporary agreements and understanding that may exist between the parties, whether written, oral or otherwise.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to be executed by their duly authorized representatives in duplicate originals as of the Amendment #2 Effective Date.

Cubist Pharmaceuticals, Inc.

/s/ Thomas J. Slater
Name: Thomas J. Slater
Title: VP Commercial Development
Date: May 1, 2007

Chiron Healthcare Ireland Ltd.

/s/ Liouba Laederich
Name: Liouba Laederich
Title: Legal Counsel
Date: 25 April 2007